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                                                                   EXHIBIT 10.11



                                 FORM OF SHAREHOLDERS AGREEMENT dated as
                        of March 1, 2002 (this "Agreement"), among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the "Company"), ASBURY AUTOMOTIVE HOLDINGS L.L.C., a Delaware limited liability company ("AAH"), and the other stockholders listed on the signature pages hereto (collectively, the "Specified Shareholders" and, together with AAH, the "Shareholders").


                             PRELIMINARY STATEMENTS

                  WHEREAS, the Shareholders were members of Asbury Automotive Group L.L.C., a Delaware limited liability company ("Oldco"), and are parties to the LLC Agreement (as defined below); and

                  WHEREAS, the LLC Agreement provided for the IPO (as defined below) and the execution of this Agreement by the Shareholders and the Company; and

                  WHEREAS, the Company, as successor to Oldco, currently intends to consummate the IPO.

                  NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINITION OF CERTAIN TERMS USED HEREIN. (a) As used herein, the following terms shall have meanings specified below:

                  "AFFILIATE" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, "control" when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or

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otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AAH MATTER" shall mean any matter brought before a Shareholders Meeting and proposed or sponsored by AAH to be acted upon by the stockholders of the Company at such Shareholders Meeting.

                  "AAH NOMINEE" shall mean any person nominated by AAH for election as a director to the Board of Directors.

                  "BENEFICIAL OWNER" shall have the meaning assigned to such term in Rule 13d-3 under the Exchange Act.

                  "BLACKOUT PERIOD" shall have the meaning specified in Section 5.01(b).

                  "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                  "CLAIMS" shall have the meaning specified in Section 5.06(a).

                  "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Company.

                  "DEALER NOMINEE" shall mean any person nominated by the holders of a majority of the Shares held by the Specified Shareholders for election as a director to the Board of Directors, provided such person is reasonably acceptable to AAH. AAH agrees that each of the individuals set forth on Schedule I is an acceptable Dealer Nominee so long as such individual continues to be employed by the Company or an Affiliate of the Company.

                  "DEMAND HOLDER" shall mean (i) AAH or (ii) a
Majority in Interest of the Specified Shareholders .

                  "DEMAND NUMBER" shall mean (i) with respect to AAH, five and
(ii) with respect to the Specified Shareholders, two; PROVIDED that if a Triggering Event occurs and if the Voting Termination Date has not occurred, the Demand Number with respect to the Specified Shareholders shall be three; PROVIDED, FURTHER, that if a Triggering Event is no longer continuing or if the Voting Termination Date occurs, the Specified Shareholders' Demand Number shall revert to two. Each Specified Shareholder shall be deemed to have exercised a Demand Request if a Majority in Interest of the Specified Shareholders make a Demand Request.

                  "DEMAND PERIOD" shall have the meaning specified in Section 5.01(a).
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                                                                               3


                  "DEMAND REGISTRATION" shall have the meaning specified in
Section 5.01(a).

                  "DEMAND REQUEST" shall have the meaning specified in Section 5.01(a).

                  "DIRECTORS" shall mean members of the Board of Directors.

                  "DGCL" shall mean the Delaware General Corporation Law, as amended.

                  "EFFECTIVE PERIOD" shall have the meaning specified in Section 5.04(a)(iii).

                  "EFFECTIVE TIME" shall mean one hour prior to the time at which the IPO is consummated.

                  "ELECTION MEETING" shall mean any Shareholders Meeting relating to the election of Directors to the Board of Directors.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  "EXERCISING DEMAND HOLDER" shall mean a Demand Holder who has exercised a Demand Request that it is entitled to exercise under the terms of this Agreement (together with any Subsidiary Holder thereof whose shares are included in such Demand Request). If a Majority in Interest of the Specified Shareholders make a Demand Request, each Specified Shareholder participating in such Demand Request shall be deemed an Exercising Demand Holder.

                  "GOVERNMENTAL ENTITY" shall mean any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

                  "INSPECTORS" shall have the meaning specified in Section 5.04(a)(iv).

                  "IPO" shall have the meaning assigned to such term in the LLC Agreement.
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                  "LIENS" shall mean any pledges, claims, liens, charges,
encumbrances or security interests of any kind or nature whatsoever.

                  "LLC AGREEMENT" shall mean the Third Amended and Restated Limited Liability Company Agreement of Asbury Automotive Group L.L.C. dated as of February 1, 2000, among AAH and the Specified Shareholders.

                  "MAJORITY IN INTEREST OF THE SPECIFIED SHAREHOLDERS" shall mean the Specified Shareholders who, at the time in question, hold (together with their Subsidiary Holders) Shares aggregating more than 50% of all Shares held by all Specified Shareholders (together with their Subsidiary Holders).

                  "MATERIAL TRANSACTION" shall have the meaning specified in
Section 5.01(b).

                  "MAXIMUM NUMBER" shall have the meaning specified in Section 5.02(b).

                  "OTHER HOLDER" shall have the meaning specified in Section 5.02(b).

                  "OTHER MATTER" shall mean any matter (including the election of directors to the Board of Directors) brought before a Shareholders Meeting and proposed or sponsored by a person other than AAH, to be acted upon by the stockholders of the Company.

                  "PIGGY BACK REGISTRATION" shall have the meaning specified in
Section 5.02(a).

                  "PIGGY BACK REQUEST" shall have the meaning specified in
Section 5.02(a).

                  "RECORDS" shall have the meaning specified in Section 5.04(a)(iv).

                  "REGISTERED SHARES" shall have the meaning specified in
Section 5.04(a)(xvii).

                  "REGISTRATION" shall have the meaning specified in Section 5.02(a).

                  "REGISTRATION EXPENSES" shall have the meaning specified in
Section 5.05.
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                  "SEC" shall mean the United States Securities and Exchange
Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

                  "SECURITIES ACT" shall mean the Securities Act of 1933 and the rules and regulations thereunder.

                  "SHAREHOLDERS MEETING" shall mean (i) any annual or special meeting of the stockholders of the Company or (ii) any action by written consent of the stockholders of the Company.

                  "SHARES" shall mean, with respect to a Shareholder, the shares of Common Stock owned by such Shareholder or any Subsidiary Holder, including any shares of Common Stock acquired by such Shareholder or any subsidiary Holder after the date of this Agreement.

                  "SUBSIDIARY HOLDER" shall mean any Affiliate of a Shareholder which has beneficial ownership of any of the Shares while this Agreement is in effect and has executed a counterpart hereto in accordance with Section 7.06 hereof.

                  "TRIGGERING EVENT" shall mean (i) the declaration, pronouncement, ruling, order, decision or written opinion of the SEC or a United States federal court that a voting arrangement factually similar to Section 3.01(a) of this Agreement causes all of the Specified Shareholders collectively to constitute a single "affiliate" of the Company for purposes of the sale of Shares by the Specified Shareholders in compliance with the provisions of Rule 144(e)(1) promulgated under the Securities Act or (ii) the Company's refusal to cause stop transfer restrictions to be released or the legends described in
Section 7.02 to be removed if the Company has taken the position that the Specified Shareholders collectively constitute a single "affiliate" of the Company. A Triggering Event shall be deemed to continue (i) for so long as such declaration, pronouncement, ruling, order, decision or written opinion remains in effect or is not rescinded, overruled, repealed or superseded or (ii) until the Company either (x) causes stop transfer restrictions to be released and the legends described in Section 7.02 to be removed or (y) ceases to take the position that the Specified Shareholders collectively constitute a single "affiliate" of the Company.
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                  "VOTING TERMINATION DATE" shall mean the earlier of the date that (i) is the fifth anniversary of the Effective Time, (ii) is two years after the date that AAH and its Subsidiary Holders first are the beneficial owners in aggregate of less than 20% of the outstanding shares of Common Stock or (iii) AAH and its Subsidiary Holders first are the beneficial owners in aggregate of less than 5% of the outstanding shares of Common Stock.

                  (b) All other terms used herein without definitions shall have the meanings ascribed to such terms in the LLC Agreement.

                  SECTION 1.02. USAGE. The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references in this Agreement to Articles, Sections and Exhibits shall be deemed to be references to Articles, Sections and Exhibits of or to this Agreement, unless the context shall otherwise require. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", regardless of whether such phrase so appears.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each other party that it is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement, to carry out the provisions hereof and to perform its obligations hereunder. The execution, delivery and performance by the Company of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.
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                  SECTION 2.02. REPRESENTATIONS AND WARRANTIES OF THE
SHAREHOLDERS. Each Shareholder hereby represents and warrants to the Company and each other Shareholder that this Agreement has been duly and validly executed and delivered by such Shareholder and constitutes the legal, valid and binding obligation of such Shareholder, enforceable against it in accordance with its terms.


                                   ARTICLE III

                                     VOTING

                  SECTION 3.01. AGREEMENT TO VOTE. (a) At each and every Shareholders Meeting held after the Effective Time and prior to the Voting Termination Date, each Specified Shareholder hereby agrees (x) if any annual or special meeting of the stockholders of the Company is held, to appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and to vote or (y) to act by written consent with respect to (or cause to be voted or acted upon by written consent), (i) all Shares for which such Specified Shareholder or any Subsidiary Holder thereof is the record holder or beneficial owner at the time of such vote or action by written consent and (ii) all Shares as to which such Specified Shareholder or any Subsidiary Holder thereof at the time of such vote or action by written consent has voting control, in each case:

                  (A)  In favor of:

                           (i)  All of the AAH Nominees;

                           (ii)  Any AAH Matter; and/or

                           (iii) Any Other Matter, only if AAH has informed (by
                  oral or written notice) the Specified Shareholders that AAH intends to vote in favor of such Other Matter; and

                  (B)  Against:

                           (i)  The election of any person or persons
                  nominated in opposition to the AAH Nominees;

                           (ii) Any matter brought before such Shareholders
                  Meeting to be acted upon by the

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                  shareholders of the Company that is in opposition to an AAH
                  Matter; and/or

                           (iii) Any Other Matter, only if AAH has informed (by
                  oral or written notice) the Specified Shareholders that AAH intends to vote against such Other Matter.

                  (b) At each and every Shareholders Meeting held after the Effective Time and prior to the Voting Termination Date, each Shareholder hereby agrees (x) if any annual or special meeting of the stockholders of the Company is held, to appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and to vote or (y) act by written consent with respect to (or cause to be voted or acted upon by written consent), (i) all Shares for which such Shareholder or any Subsidiary Holder thereof is the record holder or beneficial owner at the time of such vote or action by written consent and (ii) all shares as to which such Shareholder or any Subsidiary Holder thereof at the time of such vote or action by written consent has voting control, in each case in favor of (A) at least one Dealer Nominee if the total number of Directors (excluding Directors that are employees of the Company) on the Board of Directors at the time of such Shareholders Meeting is less than seven and at least two Dealer Nominees if such number of Directors is more than six and (B) against the election of any person or persons nominated in opposition to such Dealer Nominee(s).

                  SECTION 3.02. FINANCIAL AND OTHER INFORMATION. Each Shareholder shall be entitled to receive, and the Company shall provide to such Shareholder (i) quarterly unaudited financial statements and reports, (ii) annual audited financial statements and reports, (iii) budgets and financial plans and (iv) such other data relating to the business, affairs, prospects or condition (financial or otherwise) of the Company as is available to the Company that (A) such Shareholder may reasonably request so long as such Shareholder is the record holder or beneficial owner of at least 5% of the outstanding shares of Common Stock or (B) such Shareholder is, or is controlled by, one of the individuals listed on Schedule I hereto.

                  SECTION 3.03. GRANT OF IRREVOCABLE PROXY. In the event that any Specified Shareholder shall fail at any time to vote or act by written consent with respect to any of such Specified Shareholder's Shares as agreed by such

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Specified Shareholder in this Agreement, such Specified Shareholder hereby irrevocably grants to and appoints AAH (and any officer of AAH or each of them individually), such Specified Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Specified Shareholder, to vote, act by written consent or grant a consent, proxy or approval in respect of such Shares with respect to such vote or action by written consent exclusively as agreed by such Specified Shareholder in this Agreement. Each Specified Shareholder hereby affirms that any such irrevocable proxy set forth in this Section 3.03 is given in connection with the consummation of the IPO and that such irrevocable proxy is given to secure the performance of obligations of such Specified Shareholder under this Agreement. Each such Specified Shareholder hereby further affirms that any such proxy hereby granted shall be irrevocable and shall be deemed coupled with an interest, in accordance with Section 212(e) of the DGCL. Each Specified Shareholder agrees to execute and deliver any further powers of attorney, consents, proxies or other agreements necessary or appropriate to give effect to this Section 3.03. This Section 3.03 shall terminate upon the occurrence of the Voting Termination Date.

                  SECTION 3.04. CERTAIN ACTIONS. Each Shareholder agrees that it will, and will cause its subsidiaries and Affiliates to, take all action as a stockholder of the Company or as is otherwise within its control as are necessary to give effect to the provisions of this Agreement and to perform, pay and satisfy all of their respective obligations and liabilities hereunder as and when due.

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                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.01. LOCK-UP. Each Specified Shareholder hereby agrees that, without the prior written consent of the Company, it will not, during the period ending two years after the Effective Time (the "Lock-Up Period"), (i) offer, pledge, sell, assign, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any of its Shares or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash, property or otherwise (any action prohibited by the foregoing clauses (i) or (ii), a "Transfer") except that a Specified Shareholder (x) 180 days or more following the Effective Time, may Transfer any of its Shares to (A) a person, other than a charity or a trust for the benefit of a charity, that is a Permitted Transferee (as defined in clauses
(ii) or (iii) of the definition of "Permitted Transferee" in the LLC Agreement) or (B) a charity or a trust for the benefit of a charity solely controlled by such Specified Shareholder so long as during the Lock-Up Period such Specified Shareholder does not Transfer in aggregate pursuant to this clause (x)(B) more than 15% of the Shares it held at the Effective Time, (y) 180 days or more following the Effective Time, may pledge Shares to a lender solely in connection with a recourse loan to such Specified Shareholder so long as the aggregate principal amount of such recourse loan does not exceed 20% of the fair market value (determined at the time such recourse loan is made) of the Shares that such Specified Shareholder pledges as security for such recourse loan pursuant to this clause (y) and (z) may pledge Shares solely to the extent the pledge of such Shares is in substitution for and to the same Lender as a pledge by such Specified Shareholder prior to the Effective Time of all or a portion of its equity interest in the Company or the predecessor entity of the Company, as applicable, and such prior pledge complied with Section 7.01(c)(iv) of the LLC Agreement; PROVIDED that each transferee pursuant to the foregoing clauses (x),
(y) and (z) prior to such Transfer shall agree in writing in a form reasonably acceptable to the Company to be bound by this Section 4.01. In addition, each Specified Shareholder agrees that, without the prior written consent of the Company, it will not during the Lock-

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Up Period exercise any right available to it under Article V of this Agreement with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Each Specified Shareholder agrees to enter into a "lockup" agreement with the underwriters of the IPO for a term equal to the Lock-Up Period and that otherwise is substantially the same as this Section 4.01.

                  SECTION 4.02. NONCOMPETITION. This Section 4.02 applies to each employee of the Company or any subsidiary of the Company who owns Shares, whether directly or indirectly, in the Company who is a Specified Shareholder of the Company or is the beneficial owner of interests in a Specified Shareholder of the Company (or a Subsidiary Holder thereof) and is not bound by a non-competition restriction contained in a consulting or employment agreement between such employee and the Company or any of its subsidiaries (each, a "MANAGEMENT EMPLOYEE"); PROVIDED, HOWEVER, that this Section 4.02 shall not apply to any Management Employee that is an Affiliate of AAH (including for this purpose any member of the Board of Directors who was an AAH Nominee). Each Management Employee shall agree in writing (or if a party to this Agreement, hereby agrees) that following any termination of his employment by the Company or a subsidiary thereof "for cause" or his voluntary resignation from such employment (a) he shall not compete, directly or indirectly (including as an employee, proprietor, owner, partner, shareholder, member, joint venturer or agent of, or as a consultant to, any person or entity which competes), with the retail motor vehicle business of the Company or any of its subsidiaries within 50 miles of any motor vehicle dealership owned by the Company or any of its subsidiaries where such Management Employee worked during the year prior to the termination of his employment and (b) he shall not violate Section 4.03 (with respect to each Management Employee, a "NON-COMPETE COVENANT"). A Management Employee's Non-Compete Covenant shall become effective on the date that such Management Employee's employment by the Company or a subsidiary thereof terminates and shall terminate on the first anniversary of such date. The Company shall not be obligated to provide any Specified Shareholders with the benefit of any of the Company's obligations under Section 4.01 or Article V unless each Management Employee that is a direct or indirect beneficial owner of such Specified Shareholder has provided the Company with such written agreement in a form reasonably satisfactory to the Company.


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                  SECTION 4.03. NONSOLICITATION. No Specified Shareholder (or if
such Specified Shareholder is not a natural person, any natural person that owns a beneficial interest in such Specified Shareholder or a Subsidiary Holder thereof) shall, during the time such Specified Shareholder is a Specified Shareholder and for one (1) year after such Specified Shareholder ceases to be a Specified Shareholder or such natural person ceases to own a beneficial interest in such Specified Shareholder or a Subsidiary Holder thereof, (i) directly or indirectly employ, solicit, entice or encourage to leave the employ of the Company or any of its subsidiaries, any person who is, or at any time during the preceding twelve months was, employed by, or otherwise engaged to perform services for, the Company or any of its subsidiaries or (ii) otherwise intentionally interfere with the relationship of the Company or any of its subsidiaries with any person who is employed by or otherwise engaged to perform services for the Company or any of its subsidiaries; PROVIDED, HOWEVER, that the restrictions set forth in this Section 4.03 shall not apply to AAH, any
Affiliate of AAH or to any Specified Shareholder or natural person who is bound by a non-solicitation restriction contained in a consulting or employment agreement between such Member or natural person or the Company or its subsidiaries.
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                                    ARTICLE V

                               REGISTRATION RIGHTS

                  SECTION 5.01. DEMAND REGISTRATIONS. (a) Any time following the Effective Time and prior to the date on which the Company shall have obtained a written opinion of legal counsel reasonably satisfactory to each Demand Holder and addressed to the Company and such Demand Holder to the effect that the Shares may be publicly offered for sale in the United States by such Demand Holder or any Subsidiary Holder thereof without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act (such period, the "DEMAND PERIOD"), such Demand Holder shall have the right on a number of occasions equal to the Demand Number for such Demand Holder to require the Company to file a registration statement under the Securities Act in respect of all or a portion of the Shares then held by such Demand Holder and any Subsidiary Holder thereof (so long as such request covers at least 1% of the shares of Common Stock then outstanding), by delivering to the Company written notice stating that such right is being exercised, specifying the number of the Shares to be included in such registration and describing the intended method of distribution thereof (a "DEMAND REQUEST"). In the case of any Demand Holder other than AAH, (i) such Demand Holder may not make a Demand Request during the Lock-Up Period, (ii) such Demand Holder may only make one Demand Request during each successive one- year period following the termination of the Lock-Up Period and (iii) the first Demand Request made by such Demand Holder shall be limited with respect to each applicable Exercising Demand Holder to a number of Shares that is less than or equal to 50% of the number of Shares owned at such time by such Exercising Demand Holder and any Subsidiary Holder thereof; PROVIDED that such Exercising Demand Holders may not in aggregate register pursuant to such Demand Request more than 20% of the aggregate number of Shares owned at such time by the Specified Shareholders and any Subsidiary Holders thereof (the "SHARE LIMIT"); PROVIDED, FURTHER, that if the aggregate number of Shares that such Exercising Demand Holders have included in their Demand Request exceeds the Share Limit, the Shares of each Exercising Demand Holder requesting the registration of more than 20% of the aggregate number of Shares owned at such time by such Exercising Demand Holder and any Subsidiary Holder thereof (with respect to each Exercising Demand Holder, its "20% LIMIT") shall be excluded from the Demand Requests, to the extent necessary to comply with the Share Limit, on a pro rata basis according to the total number of Shares requested to be registered by all such Exercising Demand Holders until the Demand Request of each such

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Exercising Demand Holder has been reduced to (and not below) its 20% Limit. As promptly as practicable, but in no event later than forty-five (45) days after the Company receives a Demand Request, the Company shall file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective promptly a registration statement (a "DEMAND REGISTRATION") providing for the registration of such number of Shares as such Exercising Demand Holder(s) shall have demanded be registered for distribution in accordance with such intended method of distribution.

                  (b) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone and delay, for a reasonable period of time, not to exceed forty-five (45) days in the case of clauses (i) and (ii) below, or fifteen (15) days in the case of clause (iii) below (each, a "BLACKOUT PERIOD"), the filing of any Demand Registration if the Company shall determine that any such filing or the offering of any Shares would
(i) in the good faith judgment of the Board, unreasonably impede, delay or otherwise interfere with any pending or contemplated material acquisition, corporate reorganization or other material matter involving the Company (each, a "MATERIAL TRANSACTION"), (ii) based upon advice from the Company's investment banker or financial advisor, materially adversely affect any pending or contemplated financing, offering or sale of any class of securities by the Company, or (iii) in the reasonable and good faith judgment of the Board require disclosure of material non-public information (other than information relating to an event described in clause (i) or (ii) of this subsection (b)) which, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; PROVIDED, HOWEVER, that in the case of a Blackout Period pursuant to clause (i) or (ii) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering or sale, financing, acquisition, corporate reorganization or other similar material transaction; and PROVIDED, FURTHER, that in the case of a Blackout Period pursuant to clause (iii) above, the Company shall give written notice of its determination to postpone or delay the filing of any Demand Registration and in the case of clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material non-public information or such time as such material non-public information shall be publicly disclosed without breach by the Exercising Demand


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Holder(s) of the penultimate sentence of this subsection (b); and PROVIDED,
FURTHER, that in the case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, the Company shall furnish to the Exercising Demand Holder(s) a certificate of an executive officer of the Company to the effect that an event permitting a Blackout Period has occurred. Notwithstanding anything herein to the contrary, the Company shall not exercise pursuant to clause
(i), (ii), or (iii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration for an aggregate period of more than ninety (90) days in any twelve (12) month period. Upon notice by the Company to each Exercising Demand Holder of any such determination, such Exercising Demand Holder covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (iii) above or Section 5.01(c) below, promptly halt any offer, sale, trading or transfer by it or any of its Affiliates of any Common Stock for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its Affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by the Company) and, if so directed by the Company, will deliver to the Company any copies then in such Exercising Demand Holder's possession of the prospectus covering such Shares, that was in effect at the time of receipt of such notice. After the expiration of any Blackout Period and without further request from any Demand Holder, the Company shall effect the filing of the relevant Demand Registration and shall use its reasonable best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless such Demand Holder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request, in which case such withdrawn request shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which such Demand Holder is entitled under this Agreement.

                  (c) Anything in this Agreement to the contrary notwithstanding, in case a Demand Registration has been filed, if a Material Transaction has occurred, the Company may cause such Demand Registration to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such Demand Registration for a reasonable period of time, not to exceed forty-five (45) days; PROVIDED, HOWEVER, that in no event shall a Demand Registration so withdrawn by the Company count for the purposes of determining the number of Demand Registrations to which the applicable Demand Holder is entitled under Section 5.01(a); PROVIDED FURTHER that the Company shall not so withdraw or terminate a Demand Registration Statement more than one time or postpone or delay amending or supplementing any Demand Registration Statements for an aggregate period of more than ninety (90) days during any twelve (12) month period.

                  (d) A Demand Holder may withdraw a Demand Request in circumstances including, but not limited to, the following: if (i) the Company is in material breach of its obligations hereunder and has not cured such breach after having received notice thereof and a reasonable opportunity to do so or
(ii) the withdrawal occurs during a Blackout Period. Any Demand Request withdrawn (x) pursuant to subsection (d)(ii) prior to such Demand Registration becoming effective or (y) pursuant to subsection (d)(i) shall not constitute a Demand Registration for the purposes of determining the number of Demand Registrations to which such Demand Holder is entitled under Section 5.01(a).

                  (e) Subject to Section 5.02, the Company may elect to include in any registration statement filed pursuant to this Section 5.01 any Common Stock to be issued by it or held by any of its subsidiaries or by any other shareholders only to the extent such Common Stock is offered and sold pursuant to, and on the terms and subject to the conditions of, any underwriting agreement or distribution arrangements entered into or effected by the applicable Demand Holder and only to the extent the managing underwriter thereof does not reasonably and in good faith advise each applicable Exercising Demand Holder prior to the consummation of any Demand Registration that the inclusion in such registration statement of any such Common Stock to be issued by the Company or sold by any of its subsidiaries or any other shareholder will not create a substantial risk that the price per share of Common Stock that the Exercising Demand Holder(s) will derive from such Demand Registration will be materially and adversely affected or that the number of shares of Common Stock sought to be registered (including any shares of Common Stock sought to be registered at the request of the Company and any other shareholder and those sought to be registered by such Exercising Demand Holder(s)) is a greater number than can be reasonably sold.

                  (f) The managing underwriter for any Demand Registration shall be selected by the Demand Holder exercising the Demand Request, PROVIDED that such managing underwriter or underwriters shall be of recognized national standing.

                  SECTION 5.02. "PIGGY-BACK" REGISTRATIONS. (a) Subject to
Section 4.01, if, at any time following the Effective Time, the Company proposes to register any Common Stock under the Securities Act, whether or not for sale for its own account, on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect) for purposes of a primary offering, secondary offering (including any Demand Registration) or combined offering of such Common Stock, the Company shall give prompt written notice to each Shareholder of its intention to do so. Such notice shall specify, at a minimum, the number of shares of Common Stock so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such Common Stock, any proposed managing underwriter or underwriters of such offering and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of a Shareholder (a "PIGGY-BACK REQUEST"), given within thirty (30) business days following the receipt by such Shareholder of any such written notice (which direction shall specify the number of the Shares intended to be disposed of by such Shareholder or any Subsidiary Holder thereof), the Company shall include in such registration statement (a "PIGGY-BACK REGISTRATION" and, collectively with a Demand Registration, a "REGISTRATION"), subject to the provisions of Section
5.02 hereof, such number of the Shares as shall be set forth in any such Piggy-Back Request delivered by a Shareholder.

                  (b) In the event that the Company proposes to register Common Stock in connection with an underwritten offering and a nationally recognized independent investment banking firm selected by the Company or a Demand Holder to act as managing underwriter thereof reasonably and in good faith shall have advised the Company, any holder of Common Stock (including a Demand Holder if it has made a Demand Request) intending to offer such Common Stock in a secondary offering or combined offering (each, an "OTHER HOLDER") or any Shareholder who submitted a Piggy-Back Request in writing that, in its opinion, the inclusion in the registration statement of some or all of the Shares sought to be registered by any such Shareholder making a Piggyback Request creates a substantial risk that the price per share of Common Stock that the Company or any Other Holder will derive from such registration will be materially and adversely affected or that the number of shares of Common Stock sought to be registered (including any shares of Common Stock sought to be registered at the request of the Company and any Other Holder and those sought to be registered by any such Shareholder making a Piggyback Request) is a greater number than can reasonably be sold, the Company shall include in such registration statement such number of shares of Common Stock as the Company, any Other Holder and any such Shareholder making a Piggyback Request are so advised can be sold in such offering without such an effect (the "MAXIMUM NUMBER") as follows and in the following order of priority: (A) FIRST, in the case of a secondary or combined offering, if a Demand Holder has made a Demand Request, such number of shares of Common Stock as each applicable Exercising Demand Holder intended to be registered and sold by it (subject to any limitation pursuant to Section 5.01(a) on the number of Shares that may be registered under such Demand Request by such Exercising Demand Holder), PROVIDED that if such number exceeds the Maximum Number, the shares of Common Stock of such Shareholders will be excluded on a PRO RATA basis according to the total number of Shares requested to be registered by such persons (after giving effect to any limitation pursuant to Section 5.01(a)), (B) SECOND, in the case of a secondary or combined offering, if an Other Holder (other than such Exercising Demand Holder(s)) has exercised a similar demand registration right and if to the extent that such number of shares of Common Stock to be registered under clause
(A) is less than the Maximum Number, such number of shares of Common Stock as the Other Holder intended to be registered and sold by it which, when added to the number of shares of Common Stock to be registered under clause (A), is less than or equal to the Maximum Number, (C) THIRD, in the case of a primary or combined offering and if and to the extent that such number of shares of Common Stock to be registered under clauses (A) and (B) is less than the Maximum Number, such number of shares of Common Stock as the Company intended to be registered and sold by the Company which, when added to the number of shares of Common Stock to be registered under clauses (A) and (B), is less than or equal to the Maximum Number, and (D) FOURTH, in the case of a secondary or combined offering and if and to the extent that the number of shares of Common Stock to be registered under clauses (A) , (B) and (C) is less than the Maximum Number, such number of shares of Common Stock as the Shareholders who submitted Piggy-Back Requests shall have intended to register which, when added to the number of shares of Common Stock to be registered under clauses (A), (B), (C) and (D), is less than or equal to the Maximum Number; PROVIDED that if such number exceeds the Maximum Number, the shares of Common Stock of such Shareholders will be excluded on a PRO RATA basis according to the total number of Shares requested to be registered by such persons.

                  (c) No Piggy-Back Registration effected under this Section
5.02 shall be deemed to have been effected pursuant to Section 5.01 hereof or shall release the Company of its obligations to a Demand Holder to effect any Demand Registration upon request as provided under Section 5.01 hereof.

                  (d) Notwithstanding any request under this Section 5.02, each Shareholder who submitted a Piggy-Back Request may elect in writing to withdraw its request for inclusion of its Shares in any registration statement PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, any such Shareholder shall no longer have any right to include Shares in the registration as to which such withdrawal was made.

                  (e) If, at any time after giving written notice of its intention to register any Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Common Stock, the Company may, at its election, give written notice of such determination to each Shareholder who submitted a Piggy-Back Request and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such abandoned registration, without prejudice, however, to the rights of an Exercising Demand Holder under Section
5.01 and (ii) in the case of a determination to delay such registration of the Company's Common Stock, shall be permitted to delay the registration of such Shares for the same period as the delay in registering such other Common Stock.

                  (f) If, as a result of the proration provisions of this
Section 5.02, each Shareholder who submitted a Piggy-Back Request shall not be entitled to include all Shares in a registration that each such Shareholder has requested to be included, each such Shareholder may elect to withdraw his request to include Shares in such registration or may reduce the number of Shares requested to be included, PROVIDED that the same limitations in subsection (d) shall apply.

                  SECTION 5.03. ADDITIONAL AGREEMENTS. Anything in this Agreement to the contrary notwithstanding, if at any time the Company shall obtain a written opinion of legal counsel reasonably satisfactory to AAH and addressed to the Company and the Shareholders to the effect that the Shares may be publicly offered for sale in the United States by each Shareholder or any Subsidiary Holder without restriction as to manner of sale and amount of securities sold and without registration or other restriction under the Securities Act, the Company shall no longer be obligated to file or maintain a registration statement with respect to the Shares pursuant to this Agreement. In such case, the Company shall issue to each Shareholder certificates representing the Shares without any legend restricting transfer and shall remove all stop transfer orders relating to the Shares.

                  SECTION 5.04. REGISTRATION PROCEDURES. (a) In connection with each registration statement prepared pursuant to this Agreement, and in accordance with the intended method or methods of distribution of the Shares as described in such registration statement, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 5.01(a), at or before the time required by applicable laws and regulations):

                  (i) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC, with respect to such Shares, which form shall be selected by the Company with the Shareholder's reasonable consent, and use its reasonable best efforts to cause such registration statement to become and remain effective promptly; PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Demand Holder exercising the Demand Request and one counsel to the Shareholders selling under a Piggy-Back Registration, and the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Shareholders, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and the Company will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which such Demand Holder exercising such Demand Request shall reasonably object in writing;

                  (ii) furnish without charge to the Shareholders, the sales or placement agent or agents, if any, and the managing underwriter or underwriters, if any, such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the summary, preliminary, final, amended or supplemented prospectuses included in such registration statement in conformity with the requirements of the Securities Act and any regulations promulgated thereunder and (upon the reasonable request by the Shareholders) any documents incorporated therein by reference and such other documents as the Shareholders may reasonably request in order to facilitate the public sale or other disposition of such Shares (the Company hereby consenting to the use in accordance with all applicable law of the prospectus or any amendment or supplement thereto by the Shareholders in connection with the offering and sale of the Shares covered by the prospectus or any amendment or supplement thereto);

                  (iii) use its reasonable best efforts to keep such registration statement effective for at least 180 days (not counting any period that such registration statement is not effective pursuant to Section 5.01(c)) (the "EFFECTIVE PERIOD"); prepare and file with the SEC such amendments, post-effective amendments and supplements to the registration statement and the prospectus as may be necessary to maintain the effectiveness of the registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Shareholder;

                  (iv) except during any Blackout Period, make available for inspection by the Shareholders or by any underwriter, attorney, accountant or other agent retained by the Shareholders (collectively, the "INSPECTORS") financial and other records and pertinent corporate documents of the Company (collectively, the "RECORDS"), provide the Inspectors with opportunities to discuss the business of the Company with its officers and provide opportunities to discuss the business of the Company with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent customary for transactions of the size and type intended, as specified by the Shareholders, but only to the extent reasonably necessary to enable each Shareholder or any underwriter retained by the Shareholders to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act.

         Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over any of the Shareholders or Inspector or (C) all of the information contained in such Records has been made generally available to the public. Each Shareholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

                  (v) if requested by (i) a Demand Holder exercising a Demand Request, use reasonable best efforts to participate in and assist with a "road show" and other customary marketing efforts in connection with the sale of Shares pursuant to such registration statement, at such times and in such manner as the Company and such Demand Holder mutually may determine (and as do not unreasonably interfere with the Company's operations); PROVIDED that the executives of the Company shall not be required to participate in a "road show" unless the proposed aggregate offering price of the Shares being sold pursuant to such registration statement equals or exceeds $35,000,000 and (ii) a Demand Holder executing a block trade, use reasonable best efforts to assist with such block trade, at such times and in such manner as the Company and such Demand Holder mutually may determine (and as do not unreasonably interfere with the Company's operations);

                  (vi) use its reasonable best efforts to register or qualify the Shares covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Shareholders shall reasonably request, keep such registrations or qualifications in effect for so long as the registration statement remains in effect, and do any and all other acts and things which may be reasonably necessary to enable the Shareholders or any underwriter to consummate the public sale or other disposition of the Shares in such jurisdictions; PROVIDED, HOWEVER, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified; to execute or file any general consent to service of process under the laws of any jurisdiction; to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by the registration statement; or to subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so, but for this paragraph (vii);

                  (vii) use its reasonable best efforts to cause the Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Shareholders to consummate the public sale or other disposition of the Shares;

                  (viii) use its reasonable best efforts to cause all Shares covered by such registration statement to be approved for listing on a national securities exchange or approved for trading on a national interdealer quotation system or listed on the securities exchanges on which similar securities issued by the Company are then listed or traded;

                  (ix) promptly notify each Shareholder whose Shares are covered by a Registration, at any time when a prospectus relating to any of the Shares covered by such registration statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Demand Holder exercising the Demand Request, promptly prepare and furnish to the Shareholders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (x) promptly notify the Shareholders whose Shares are covered by a Registration, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, when the registration statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (A) of any request by the SEC for amendments or supplements to the registration statement or the related prospectus or for additional information, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) within the Effective Period of the happening of any event which makes any statement in the registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the registration statement or post- effective amendment thereto or any prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading;

                  (xi) during the Effective Period, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any post-effective amendment thereto;

                  (xii) permit AAH if, in AAH's sole judgment exercised in good faith, it believes it might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and all discussions between the Company and the SEC or its staff with respect to such registration statement, and to require the insertion therein of material, furnished to the Company in writing, which in the sole judgment exercised in good faith of AAH should be included;

                  (xiii) deliver promptly to each Shareholder whose Shares are subject to a Registration, upon such Shareholder's request, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit such Shareholder to do such investigation, with respect to information contained in or omitted from the registration statement, as it deems reasonably necessary. Each such Shareholder agrees that it will use its reasonable efforts not to interfere unreasonably with the Company's business when conducting any such investigation;

                  (xiv) provide a transfer agent and registrar for all such Shares covered by such registration statement not later than the effective date of such registration statement, which transfer agent and registrar may be the Company, subject to any applicable law or regulations;

                  (xv) cooperate with each Shareholder whose Shares are subject to a Registration and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Shares to be sold under the registration statement, which certificates shall not bear any restrictive legends except as required by law; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request in writing at least two (2) business days prior to any sale of the Shares to the underwriters;

                  (xvi) enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Shares; and (A) make such representations and warranties with respect to the registration statement, post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the managing underwriter or underwriters, if any, of the Shares and, at the option of each Shareholder whose Shares are subject to a Registration, make to and for the benefit of such Shareholder the representations, warranties and covenants of the Company which are being made to the underwriters, in form, substance and scope as are customarily made by the Company in connection with offerings of Shares in transactions of such kind (representations and warranties by the Other Holders shall also be made as are customary in agreements of that type); provided that the Company shall not be required to make any representations or warranties with respect to information specifically provided by such Other Holders for inclusion in the registration documents; (B) obtain an opinion of counsel to the Company (which counsel may be internal counsel for the Company unless the managing underwriter or underwriters shall otherwise reasonably request) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Shareholders and dated the date of the closing of the sale of the Shares relating thereto; (C) obtain a "comfort" letter or letters from the independent certified public accountants who have certified the Company's most recent audited financial statements that are incorporated by reference in the registration statement which is addressed to the Shareholders and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Shares and/or the date of the closing of the sale of such Shares relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type; (D) deliver such documents and certificates as may be reasonably requested by any Shareholder whose Shares are subject to a Registration and the managing underwriter or underwriters, if any, of the Shares to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections
         5.05 and 5.06 hereof; and

                  (xvii) comply with all applicable rules and regulations of the SEC and generally make available to its security holders an earnings statement (which need not be audited), as soon as reasonably practicable but in no event later than ninety (90) days after the end of the period of twelve (12) months commencing on the first day of any fiscal quarter next succeeding each sale by each Shareholder of Shares which have been registered pursuant to this Agreement (the "REGISTERED SHARES") after the date hereof, which earnings statement shall cover such twelve (12) month period and shall satisfy the provisions of
         Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

                  (b) In the event that the Company would be required, pursuant to Section 5.04(a)(xi)(D) above, to notify any Shareholder, the sales or placement agent or agents, if any, for the Shares and the managing underwriter or underwriters, if any, thereof, the Company shall, subject to the provisions of Section 5.01(b) hereof, as promptly as practicable, prepare and furnish to each Shareholder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Shareholder agrees that, upon receipt of any notice from the Company pursuant to Section 5.04(a)(xi)(D) hereof, such Shareholder shall, and shall use its reasonable best efforts to cause any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, to forthwith discontinue disposition of the Shares until such person shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, to destroy or to deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Shares as soon as practicable after such Shareholder's receipt of such notice.

                  (c) Each Shareholder whose Shares are covered by a Registration shall furnish to the Company in writing such information regarding such Shareholder and its intended method of distribution of the Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Each Shareholder whose Shares are covered by a Registration shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Shareholder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Shares contains or would contain an untrue statement of a material fact regarding such Shareholder or its intended method of distribution of such Shares or omits to state any material fact regarding such Shareholder or its intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Shareholder or the distribution of the Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Each Shareholder agrees not to, and shall not cause any Subsidiary Holder to, effect any public sale or distribution of any Shares, including any sale pursuant to Rule 144 under the Securities Act, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the ten (10) days prior to, and during the ninety (90) day period (or such longer period as the Shareholder and/or the applicable Subsidiary Holder agrees with the underwriter of such offering) beginning on, the consummation of any underwritten public offering of the Shares covered by a registration statement referred to in Section 5.02 to the extent the Shareholder's or Subsidiary Holder's Registered Shares are being sold thereunder.

                  (e) In the case of any registration under Section 5.01 pursuant to an underwritten offering, or in the case of a Registration under
Section 5.02 if the Company has determined to enter into an underwriting agreement in connection therewith, all Shares to be included in such Registration shall be subject to such underwriting agreement and no person may participate in such Registration unless such person agrees to sell such person's securities on the basis provided therein which shall be the same for all Shareholders whose Shares are covered by such Registration and completes and executes all questionnaires, indemnities, underwriting agreements and other document s(other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be reasonably requested to register such person's Shares.

                  SECTION 5.05. REGISTRATION EXPENSES. The Company agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor, all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation: (a) all fees and expenses in connection with the qualification of the Registered Shares for offering and sale under state securities or "blue sky" laws referred to in Section 5.04(a)(vii) hereof, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter in connection with such qualifications, (b) all expenses relating to the preparation, printing, distribution and reproduction of the registration statement, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Shares and all other documents relating hereto,
(c) the costs and charges of any escrow agent, transfer agent, registrar, any custodian or attorney-in-fact appointed to act on behalf of the Shareholders (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (d) fees, disbursements and expenses of the Company's counsel and its other advisors and experts and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (e) the fees and expenses incurred in connection with the listing of the Shares on The New York Stock Exchange, Inc. and any other stock exchange or national securities exchange on which Shares shall at such time be listed, and (f) fees, disbursements and expenses of one counsel selected by a Demand Holder exercising a Demand Request and retained on behalf of all Shareholders registering Shares in connection with such Demand Request and any Piggyback Request in connection therewith (collectively, the "REGISTRATION EXPENSES"). To the extent that any Registration Expenses are incurred, assumed or paid by the Shareholders, any sales or placement agent or agents for the Shares and the underwriters, if any, thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Each Shareholder shall pay its pro rata portion of underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of such Shareholder's Shares being registered.

                  SECTION 5.06. INDEMNIFICATION; CONTRIBUTION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall, and it hereby agrees to, indemnify and hold harmless each Shareholder, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Shares, against any losses, claims, damages or liabilities to which each such Shareholder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) (collectively, "CLAIMS") arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which any Shares of such Shareholder are registered pursuant to this Agreement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company shall, and it hereby agrees to, reimburse each such Shareholder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such Claims; PROVIDED, HOWEVER, that the Company shall not be liable to any such person in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Shareholder or any agent, underwriter or representative of such Shareholder expressly for use therein, or by such Shareholder's failure to furnish the Company, upon request, with the information with respect to such Shareholder, or any agent, underwriter or representative of such Shareholder, or such Shareholder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Shareholder or such agent or underwriter sold securities to the person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to such Shareholder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement.

                  (b) INDEMNIFICATION BY THE SHAREHOLDERS AND ANY AGENTS OR UNDERWRITERS. Each Shareholder shall, and hereby agrees, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers, employees and controlling persons, if any, each other Shareholder, and each underwriter, its partners, officers, directors, employees and controlling persons, if any, in any offering or sale of Shares, against any Claims to which the Company, its directors, officers, employees and controlling persons, if any, may become subject, insofar as such Claims (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Shareholder or any agent, underwriter, or representative (as the case may be) expressly for use therein, and (ii) reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by the Company in connection with investigating or defending any such Claim.

                  (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 5.06, notify such indemnifying party and the underwriter in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by
Section 5.06(a) or 5.06(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 5.06(a) or (b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement includes an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim or litigation and does not subject the indemnified party to any material injunctive relief or other material equitable remedy.

                  (d) CONTRIBUTION. Each Shareholder and the Company agree that if, for any reason, the indemnification provisions contemplated by Sections 5.06(a) or 5.06(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit derived by the parties shall be determined by reference to the fact that the Company entered into this Agreement as an integral part of the transactions pursuant to which the Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.06(d) were determined by any method of allocation which does not take account of the equitable considerations referred to in this Section 5.06(d). The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in Section 5.06(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnification and contribution required by this
Section 5.06 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) BENEFICIARIES OF INDEMNIFICATION. The obligations of the Company under this Section 5.06 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer, director and partner of each Shareholder or any Subsidiary Holder, each agent of such Shareholder or any Subsidiary Holder, each underwriter of the Shares and each person, if any, who controls such Shareholder or any Subsidiary Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Shareholder and each Subsidiary Holder and any agents or underwriters contemplated by this Section 5.06 shall be in addition to any liability that such Shareholder or any Subsidiary Holder or their respective agents or underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

                  SECTION 5.07. UNDERWRITERS. If any of the Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected by the Demand Holder exercising the Demand Request, PROVIDED that such managing underwriter or underwriters must be of recognized national standing.

                  SECTION 5.08. EXCHANGE ACT FILINGS; RULE 144; RULE 144A. (a) The Company covenants to and with each Shareholder that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the SEC under the Securities Act and the rules and regulations adopted by the SEC thereunder) and shall take such further action as any Shareholder may reasonably request, all to the extent required from time to time to enable the Shareholders to sell Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of a Shareholder, the Company shall deliver to such Shareholder a written statement as to whether it has complied with such requirements.

                  (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company agrees, upon the request of a Shareholder seeking to transfer Shares in conformity with Rule 144A under the Securities Act, to furnish to such Shareholder or prospective purchasers of the Shares from the Shareholder the information required by Rule 144A(d)(4)(i) under the Securities Act in the manner and at the times contemplated by such Rule.

                  (c) The Company covenants to make available "adequate current public information" concerning the Company within the meaning of Rule 144(c) under the Securities Act.

                  SECTION 5.09. AGREEMENTS OF THE SHAREHOLDERS. Each Shareholder agrees not to, and it shall cause its Affiliates not to, make any sale, transfer or other disposition of Shares except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder, including exemptions, and in accordance with the terms of this Agreement.

                  SECTION 5.10. RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE SHARES. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such event, amounts hereunder shall be appropriately adjusted.


                                   ARTICLE VI

                                TERM OF AGREEMENT

                  SECTION 6.01. TERM OF AGREEMENT. This Agreement shall take effect immediately upon the occurrence of Effective Time. This Agreement (other than the provisions of Section 5.06) shall terminate with respect to any Shareholder on the date that such Shareholder and its Subsidiary Holders no longer own any shares of Common Stock.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  SECTION 7.01. SPECIFIC PERFORMANCE. The parties hereto hereby declare that irreparable damage would occur as a result of the failure of any party hereto to perform any of its obligations under this Agreement in accordance with the specific terms hereof. Therefore, all parties hereto shall have the right to specific performance of the obligations of the other parties under this Agreement and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law. The right to specific performance should be in addition to any other remedy to which a party hereto may be entitled at law or in equity.

                  SECTION 7.02. LEGENDS. (a) Each certificate representing Shares shall bear the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TERMS AND CONDITIONS (INCLUDING RESTRICTIONS ON VOTING AND TRANSFER) SET FORTH IN A SHAREHOLDERS AGREEMENT DATED AS OF o, o, A COPY OF WHICH MAY BE OBTAINED FROM [NEWCO], INC. NO

                  TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF, OR BE EFFECTIVE WITH RESPECT TO, [NEWCO], INC. UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

                  (b) In addition, stop transfer restrictions will be given to the Company's transfer agent(s) with respect to the Shares and there will be placed on the certificates or instruments representing the Shares, and on any certificate or instrument delivered in substitution therefor, a legend stating in substance:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  (c) The Company hereby agrees that it will cause stop transfer restrictions to be released with respect to any Shares that are transferred in compliance with the terms and provisions of this Agreement and (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 145 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, or
(iv) pursuant to another exemption from the registration requirements of the Securities Act; PROVIDED, HOWEVER, that in the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by a Shareholder confirming compliance with the requirements of the relevant exemption from registration; and PROVIDED, FURTHER, that in the case of any transfer pursuant to clause (iv) above, other than any transfer by such Shareholder to one or more of such Shareholder's direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to such Shareholder, the Company shall have received a written opinion of counsel reasonably satisfactory to the Company. The Company further agrees that it will cause the legends described in subsections (a) and (b) of this Section 7.02 to be removed in the event of any transfer as provided in clause (i), (ii) or (iii) above.

                  SECTION 7.03. CONFLICTS AND INCONSISTENT AGREEMENTS. Each of the Shareholders and the Company shall take all action necessary, including but not limited to the voting of capital stock of the Company, to ensure that the certificate of incorporation and by-laws of the Company and the certificates of incorporation and by-laws or other governing documents of the Company's subsidiaries are consistent with, and do not conflict with, the terms of this Agreement. Neither the Company nor any Shareholder shall enter into any agreement inconsistent with the terms of this Agreement.

                  SECTION 7.04. COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the matters referred to herein.

                  SECTION 7.05. AMENDMENT. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company, AAH and Specified Shareholders holding a majority of all Shares held by Specified Shareholders.

                  SECTION 7.06. SUCCESSORS; ASSIGNS; SUBSIDIARY HOLDERS. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including by operation of law, by any Shareholder without the prior written consent of the Company. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the parties hereto. Each Shareholder agrees with respect to any Affiliate that becomes a Subsidiary Holder hereunder, to promptly thereafter cause such Affiliate to execute a counterpart hereof agreeing to be bound by all of the terms, conditions and restrictions of this Agreement, as and to the same extent as such Shareholder. The execution of a counterpart hereof by an Affiliate who has become a Subsidiary Holder does not constitute an assignment of any part of this Agreement prohibited by this Section 7.06, and the Shareholder with which such Subsidiary Holder is affiliated with will remain bound by all of the terms, conditions and restrictions of this Agreement.

                  SECTION 7.07. ATTORNEY FEES. A party in breach of this Agreement shall, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and expenses, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement. The payment of such expenses is in addition to any other relief to which such other party may be entitled.

                  SECTION 7.08. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex, cable or telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address, telephone number and fax number as a party shall notify each other party hereto):

                  (i) if to the Company:

                  Asbury Automotive Group, Inc.
                  Three Landmark Square
                  Suite 500
                  Stamford, CT 06901
                  Attention: General Counsel

                  with copies to:

                  Cravath, Swaine & Moore
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, NY 10019
                  Attention:  Thomas E. Dunn, Esq.

                  (ii) if to AAH:

                  c/o Ripplewood Holdings L.L.C.
                  One Rockefeller Plaza
                  32nd Floor
                  New York, NY 10020
                  Attention: Timothy Collins

                  with copies to:

                  Cravath, Swaine & Moore
                  Worldwide Plaza
                  825 Eighth Avenue
                  New York, NY 10019
                  Attention:  Thomas E. Dunn, Esq.

                  (iii) if to any of the Specified Shareholders, at the addresses for such Specified Shareholder set forth in the LLC Agreement.

                  with copies to:

                  Patterson, Belknap, Webb & Tyler LLP
                  1133 Avenue of the Americas
                  New York, NY 10036
                  Attention:  George S. Frazza, Esq.

                  SECTION 7.09. INTERPRETATION; EXHIBITS AND SCHEDULES. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement.

                  SECTION 7.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

                  SECTION 7.11. SEVERABILITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstance.

                  SECTION 7.12. GOVERNING LAW. THIS AGREEMENT AND ALL ACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND

CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                  SECTION 7.13. SUBMISSION TO JURISDICTION. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN THE SUPERIOR COURT OR THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLIANT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THE BOOKS AND RECORDS OF THE COMPANY. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  SECTION 7.14. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.14.

                  SECTION 7.15. NO WAIVER OF RIGHTS. No failure or delay on the part of any party in the exercise of any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude other or further exercise thereof or of any other right or power. The waiver by any party or parties hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. All rights and remedies existing under this Agreement are cumulative and are not exclusive of any rights or remedies otherwise available.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                                 ASBURY AUTOMOTIVE GROUP,
                                                 INC.,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 ASBURY AUTOMOTIVE HOLDINGS
                                                 L.L.C.,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 SPECIFIED SHAREHOLDERS:
                                                 ----------------------


                                                 ASBURY AUTOMOTIVE HOLDINGS
                                                 L.L.C.,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 ASBURY AUTOMOTIVE GROUP,
                                                 INC.,


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 NALLEY MANAGEMENT SERVICES,
                                                 INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 NALLEY CHEVROLET, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 SPECTRUM SOUND &
                                                 ACCESSORIES, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 NALLEY MARIETTA
                                                 AUTOMOBILES, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 NALLEY LUXURY IMPORTS, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 NALLEY ATLANTA IMPORTS,
                                                 INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 SPECTRUM LEASING, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 THOMAS F. MCLARTY III


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 MARK C. MCLARTY


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 THE FRANKLIN H. MCLARTY
                                                 IRREVOCABLE TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THE CALDWELL FAMILY LIMITED
                                                 PARTNERSHIP


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 RIVER RIDGE INVESTMENTS,
                                                 LLC


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 THE LAURA M. HUMPHRIES
                                                 IRREVOCABLE TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 THE MATTHEW B. HUMPHRIES
                                                 IRREVOCABLE TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 ROB FERON


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 TODD SHORES


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 PHILLIP H. MAYFIELD


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 LUTHER COGGIN


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 TRACYE C. HAWKINS 1999 ATT
                                                 TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 CHRISTY C. HAYDEN 1999 ATT
                                                 TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 CINDY S. COGGIN 1999 ATT
                                                 TRUST


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 RICHARD A. CARACELLO


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 KEVIN DELANEY

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 MITCHELL W. LEGLER AND
                                                 HARRIETTE D. LEGLER,
                                                 TENANTS BY THE ENTIRETIES

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 LINDA L. MARLETTE


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 CHARLES L. MCINTOSH


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 NANCY D. NOBLE


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 THOMAS G. ROETS, JR.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 JOHN M. ROOKS


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 TODD F. SETH


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 CHARLIE (C.B.) TOMM AND
                                                 ANITA DESAUSSURE TOMM,
                                                 TENANTS BY THE ENTIRETIES

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 STEPHEN M. SILVERIO


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 CNC AUTOMOTIVE, LLC


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 DEALER GROUP


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 JOHN R. CAPPS


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 J.I.W. ENTERPRISES, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 DMCD AUTOS IRVING, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 DMCD AUTOS HOUSTON, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 JAMES TORDA


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 DAVE WEGNER


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 CHILDS & ASSOCIATES INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 BUDDY HUTCHINSON CARS, INC.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 JEFF KING


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 ROBERT E. GRAY


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 NOEL DANIELS


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 STEVEN INZINNA


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 JOSEPH UMBRIANO


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 PAULA TABAR


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                                 GIBSON FAMILY PARTNERSHIP,
                                                 L.P.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 ROBERT DENNIS


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 THOMAS F. GILMAN


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                 THOMAS G. MCCOLLUM


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                 AND EACH OTHER MEMBER OF
                                                 THE COMPANY

                                                 by:  ASBURY AUTOMOTIVE
                                                 HOLDINGS L.L.C., as
                                                 attorney-in-fact for the
                                                 other Specified
                                                 Shareholders pursuant to
                                                 the Powers of Attorney
                                                 granted pursuant toSection
                                                 8.05 of the LLC Agreement.


                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                      Schedule I


                        NAMES OF ACCEPTABLE DESIGNEES AS
                        --------------------------------
                                DEALER DIRECTORS
                                ----------------

David McDavid

Royce Reynolds

John Capps

Luther Coggin

Jim Nalley

Thomas F. McLarty

Scott Thomason

Jeffrey I. Wooley

Charlie (C.B.) Tomm